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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 26, 1999


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-51279               13-3633241
----------------------------       ------------           -------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



  245 Park Avenue
  New York, New York                                           10167
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  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-2000

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Item 5.  Other Events.

Filing of Computational Materials

     On or about July 30, 1999, the Registrant will cause the issuance and sale of the GMACM Mortgage Loan Trust 1999-J1, Mortgage Pass-Through Certificates, Series 1999-J1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999, among the Registrant, as seller, GMAC Mortgage Corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     In connection with the sale of the Series 1999-J1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class X, Class PO, Class R, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-51279, which Computational Materials are being filed in paper format on Form SE dated July 29, 1999.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the GMACM 1999-J1, Mortgage Pass-Through Certificates, Series 1999-J1(filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET MORTGAGE
                                INVESTMENTS INC.


                              By: /s/  Baron Silverstein
                                  ---------------------------------
                                  Name:  Baron Silverstein
                                  Title: Vice President


Dated:  July 28, 1999


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                                 Exhibit Index


Exhibit                                                               Page


99.1 Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the GMACM 1999-J1, Mortgage Pass-Through Certificates, Series 1999-J1(filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997) 6


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 IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS
                           ARE BEING FILED IN PAPER

                                 Exhibit 99.1

                            COMPUTATIONAL MATERIALS

                                      for

                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                       GMACM Mortgage Loan Trust 1999-J1

              Mortgage Pass-Through Certificates, Series 1999-J1